UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street Boise, ID 83702-5627 (208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None

Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 3, 2013, Idaho Power Company (“IPC”) entered into (a) a Terms Agreement (the “2023 Terms Agreement”) with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc. and U.S. Bancorp Investments, Inc., as purchasers, whereby IPC agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $75,000,000 aggregate principal amount of IPC’s 2.50% First Mortgage Bonds due 2023, Secured Medium-Term Notes, Series I (the “2023 Bonds”) and (b) a Terms Agreement (the “2043 Terms Agreement” and together with the 2023 Terms Agreement, the “Terms Agreements”) with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., KeyBanc Capital Markets Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as purchasers, whereby IPC agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $75,000,000 aggregate principal amount of IPC’s 4.00% First Mortgage Bonds due 2043, Secured Medium-Term Notes, Series I (the “2043 Bonds” and together with the 2023 Bonds, the “Bonds”). The Bonds are expected to be issued on April 8, 2013, subject to the terms and conditions expressed in the Terms Agreements and in the Selling Agency Agreement (the “Selling Agency Agreement”), dated June 17, 2010 and amended February 23, 2011, between IPC and each of BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC.

The Terms Agreements and the Selling Agency Agreement contain representations, warranties and agreements of IPC, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The 2023 Terms Agreement is filed as Exhibit 1.1 hereto and the 2043 Terms Agreement is filed as Exhibit 1.2 hereto. The Selling Agency Agreement and amendment thereto were previously filed as exhibits to IPC’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on June 18, 2010 and March 16, 2011, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Terms Agreement dated April 3, 2013 between Idaho Power Company and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc. and U.S. Bancorp Investments, Inc., as purchasers

1.2	Terms Agreement dated April 3, 2013 between Idaho Power Company and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., KeyBanc Capital Markets Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as purchasers

5.1	Opinion of Perkins Coie LLP, dated April 5, 2013, filed in connection with Registration Statement on Form S-3 (File No. 333-166774)

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2013

IDAHO POWER COMPANY

By:	/s/ Rex Blackburn
Rex Blackburn
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement dated April 3, 2013 between Idaho Power Company and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc. and U.S. Bancorp Investments, Inc., as purchasers

1.2	Terms Agreement dated April 3, 2013 between Idaho Power Company and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., KeyBanc Capital Markets Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as purchasers

5.1	Opinion of Perkins Coie LLP, dated April 5, 2013, filed in connection with Registration Statement on Form S-3 (File No. 333-166774)

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)